Trade and Other Payables	12 Months Ended
Dec. 31, 2024
Disclosure of Trade and Other Payables [Line Items]
Trade and Other Payables
21.
Trade and Other Payables

Trade and Other Payables are composed of the following:

	2024	2023
Trade Payables	562,749	572,394
Accrued Liabilities	9,895	10,192
Other Payables	25,143	19,907
Total	597,787	602,493

Trade and other payables are classified as current liabilities as the payment is due within one year or less. Moreover, the carrying amounts are considered to be the same as fair values, due to their short – term nature.

Trade Payables correspond to liabilities owed to Merchants, either related to pay-in transactions processed or payout transactions pending at their request. Accrued Liabilities primarily consist of obligations to legal and tax advisors, as well as auditors. Other Payables include general administrative expenses and other obligations.